KINGSTONE

Investor Presentation
May 2024

NASDAQ: KINS

FORWARD-LOOKING STATEMENTS

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following:

- the risk of significant losses from catastrophes and severe weather events;
- risks related to the lack of a financial strength rating from A.M. Best;
- risks related to our indebtedness due on December 30, 2024, including due to the need to comply with certain financial covenants and limitations on the ability of our insurance subsidiary to pay dividends to us;
- adverse capital, credit and financial market conditions;
- the unavailability of reinsurance at current levels and prices;
- the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;
- the credit risk of our reinsurers;
- the inability to maintain the requisite amount of risk-based capital needed to grow our business;
- the effects of climate change on the frequency or severity of weather events and wildfires;
- risks related to the limited market area of our business;
- risks related to a concentration of business in a limited number of producers;
- legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;
- limitations with regard to our ability to pay dividends;
- the effects of competition in our market areas;
- our reliance on certain key personnel;
- risks related to security breaches or other attacks involving our computer systems or those of our vendors; and
- our reliance on information technology and information systems.

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

KINGSTONE OVERVIEW



Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO").

KICO, a New York domiciled carrier writing business through 700+ licensed agents and brokers, is actively writing personal lines and commercial auto (livery physical damage only) insurance in New York.

Market Cap: $45 Million — Stock Price as of 5/10/2024: $4.05

Total Written Premium: $200 Million — Year-ended 12/31/2023

Policies-In-Force: 76.1K — As of March 31, 2024

Financial Strength Rating: "A" — Demotech: "A, Excellent"

INVESTMENT HIGHLIGHTS

Strong Position in Niche Markets

- Focus on core business in Downstate NY
  - Core represents 88% of total policies as of March 31, 2024.
- Ranked by S&P as the 15th largest homeowner insurer in NY in 2023 with a market share of 1.6%.

Low-cost, Highly-efficient Provider

- In-house underwriting, information technology, claims, customer service and actuarial functions.
- Enables greater control and efficiency.
- Scalable operations.

Strategic Initiatives Driving Value Creation

- Sustainable profitable growth in Core business.
- Underwriting results materially improved in 2023.
- Well-positioned for increasing profit and growth.

Conservative Reinsurance Program

- Property Catastrophe Program.
- Quota Share Treaties.
- Per Risk, Excess of Loss (XOL) Treaties.

Core Business refers to the Company's New York policies.

BUSINESS OPERATIONS

2023 DIRECT PREMIUMS WRITTEN OF $200 MILLION

15TH LARGEST WRITER OF HOMEOWNERS INSURANCE IN THE STATE OF NEW YORK

FOUNDED IN 1886



Personal Lines	Livery Physical Damage	Other
92.6%	7.3%	0.1%

As of December 31, 2023

Personal lines: Largest line of business; consists of homeowners and dwelling fire multi-peril, cooperative/condominiums, renters, and personal umbrella policies.

Livery physical damage: For-hire vehicle physical damage only policies for livery and car service vehicles and taxicabs, primarily based in New York City. These policies insure only the physical damage portion of insurance for such vehicles, with no liability coverage included.

Other: Write canine legal liability policies and have a small participation in mandatory state joint underwriting associations.

CORE PERSONAL LINES BUSINESS


Westchester
Hudson River
Long Island Sound
Bronx
Manhattan
Queens
New York City
Nassau County
Long Island
Suffolk County
(Richmond) Staten Island
Brooklyn (Kings)
Lower Bay
Atlantic Ocean

Kingstone refers to its New York business as its “Core Business”.

Downstate New York refers to NYC, Long Island and Westchester County.

Percentage of Policies-in-force by County (as of 12/31/2023)	
Suffolk	43.7%
Nassau	15.6%
Kings	14.5%
Queens	10.1%
Richmond	5.1%
Bronx	5.1%
New York	0.8%
Westchester	1.2%

STRATEGIC INITIATIVES

2021 – 2022 Kingstone 2.0 100%

2022 – 2023 Kingstone 3.0 100%

Aggressively Reduce Non-Core Business

- A strategic decision to shrink an unprofitable book of business.

Adjust Pricing to Stay Ahead of Trends

- Strong rate achievement to combat ongoing inflationary impacts.

Tightly Manage Reinsurance Requirements

- Manage exposure to a hard reinsurance pricing environment.

Reduce Expenses

- Relentlessly drive down costs.

FOCUSING ON OPERATIONAL EXCELLENCE TO DRIVE GO-FORWARD VALUE CREATION.

CORE VS NON-CORE *PERSONAL LINES LOSS EXPERIENCE*

Core Business refers to the Company's New York policies.


Personal Lines Net Loss+ALAE Ratio
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
PL Core
PL Non-Core

Core Personal Lines Business loss ratio decreased by 26.7 points to 51.0% in Q1'24 vs. Q1'23.

MIX OF BUSINESS *BY POLICIES-IN-FORCE*

Core Business refers to the Company's New York policies.


Other
1%
Non-Core
22%
PDO
7%
December 31,
2022
Core HO
48%
Core DF
22%

(8 pts) in non-core business
+7 pts in core business


Other
1%
Non-Core
14%
PDO
8%
December 31,
2023
Core HO
54%
Core DF
23%

Core HO = Core Homeowners
Core DF = Core Dwelling Fire
Non-Core = Non-core Homeowners
PDO = Livery Physical Damage
Other = Personal Umbrella & Canine Legal Liability

Non-Core policy count down 52% at March 31, 2024 vs. March 31, 2023.

DIRECT PREMIUMS WRITTEN

Strategically shrinking Non-core Business due to profitability concerns.


Estimating Core Business Growth of +16% to +20%
$201M
(3%)
+6%
+1%
(8%)
$200M
Further strategic non-renewal of non-core policies in 2024
2022 DPW
Core New Business
Core Renewal Business
Core - Other
Non-Core Business
2023 DPW
Core New Business
Core Renewal Business
Core - Other
Non-Core Business
2024E DPW

Slowed new Core Business in 2023 to manage reinsurance costs;
Expanding growth in the profitable Core Business in 2024 and beyond.

Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See "Definitions and Non-GAAP Measures". Also see "Raised 2024 Guidance".

PRICING TRENDS

Achieving significant price increases, ahead of inflation.

Average Core Business Renewal Premium Increase of +14.4% in Q1'24 vs. Q1'23

Replacement cost was adjusted on every policy starting Q3 2022 so that the entire portfolio is insured to value


CORE BUSINESS COMPOUNDED ANNUAL GROWTH RATE OF +13%
$3,100
$2,900
$2,700
$2,500
$2,300
$2,100
$1,900
$1,700
$1,500
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
Core - Renewal
CPI

MANAGING REINSURANCE REQUIREMENTS

Cumulative Risk Adjusted Rate Change - Catastrophe XOL				
	2020	2021	2022	2023
Guy Carpenter Index	1.00	1.06	1.22	1.65
Kingstone	1.00	0.99	1.16	1.37



100YR Verisk Hurricane Probable Maximum Cost
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
$80,000,000,000
$70,000,000,000
$60,000,000,000
$50,000,000,000
$40,000,000,000
$30,000,000,000
$20,000,000,000
$10,000,000,000
$0
Total Insurable Value
February 2016
February 2017
February 2018
February 2019
February 2020
February 2021
February 2022
September 2023
December 2023
March 2024
100-Year Hurricane PML
TIV

Successfully managing reinsurance requirements and costs while controlling growth of total insurable value.

EXPENSE REDUCTION INITIATIVE

- Achieved a 3.1 percentage point reduction in our net expense ratio in 2023, driven primarily by decreases in commissions, staffing and other efficiency improvements to business operations along with an increase in our average premium.
- Continuing expense reduction focus with a goal of further reducing the net expense ratio to ≤29% for full-year 2024.


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$27
$27
$26
$26
$25
$25
$24
$24
$23
($ in thousands)
2021
2022
2023
2024 Projected
Net Expense Ratio
Other Underwriting Expenses

See "Raised 2024 Guidance".

FIRST QUARTER 2024 SUMMARY

The operational changes implemented are demonstrating their positive impact.

Results Summary *(all metrics are compared to First Quarter 2023, unless noted otherwise)*

- Core Business direct written premium up 12.5%;
- Core growth is accelerating in the 2024 second quarter.
- Improving competitive environment coupled with adjusted underwriting appetite.
- Non-Core business down 55.6%;
- Combined ratio of 93.3%, a 30.0-point improvement.
- Underlying loss ratio improved by 16.6 points primarily driven by lower frequency and severity;
- Catastrophe losses improved 8.0 points;
- Experienced favorable prior year development of 2.0 points from the reassessment of prior catastrophe losses;
- Loss ratio improved by 26.6% points to 62.0%
- Expense ratio improved 3.4 points to 31.3%;
- Net income improved by $6.48 million to $1.4M;
- Earnings Per Share of $0.13, a $0.60 improvement from the prior year quarter.
- Annualized Return on Equity of 16.2%.

KEY FINANCIAL METRICS

QUARTERS ENDED MARCH 31

NET INCOME PER BASIC SHARE OF $0.13

COMBINED RATIO IMPROVED BY 30.0 POINTS TO 93.3%

Consolidated Financial Results			
($ in thousands, except per share data)	**2024**	**2023**	**Change**
Direct premiums written[1]	$49,325	$47,597	3.6%
Net premiums earned	$28,820	$28,255	2.0%
Net investment income	$1,503	$1,541	-2.5%
Net gain on investments	$726	$1,225	-40.70%
Underlying loss ratio[1,2]	58.8%	75.4%	-16.6 pts
Net favorable development of prior year losses	-2.0%	0.0%	-2.0 pts
Catastrophe loss ratio	5.2%	13.2%	-8.0 pts
Net loss ratio	62.0%	88.6%	-26.6 pts
Net underwriting expense ratio	31.3%	34.7%	-3.4 pts
Combined ratio	93.3%	123.3%	-30.0 pts
Adjusted EBITDA[1]	$2,934	($5,494)	NM
Net Income/(Loss)	$1,427	($5,055)	NM
Net Income/(Loss) per share – basic	$0.13	($0.47)	NM
Return on equity – annualized	16.2%	-58.2%	NM
Other comprehensive income/(loss)	($440)	$1,951	NM
Operating net income/(loss)[1]	$853	($6,022)	NM
Operating net income/(loss) per share - basic[1]	$0.08	($0.56)	NM
Operating return on equity[1] – annualized	9.7%	-69.4%	79.1 pts
Book value per share – basic	$3.25	$3.09	5.2%
Book value per share – basic, excluding accumulated other comprehensive income/(loss)	$4.40	$4.39	0.2%

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

[2]Core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio, net loss ratio, non-core business net loss ratio excluding the effect of catastrophes, catastrophe loss ratio and net loss ratio are not based on GAAP. Net loss ratio is the most directly comparable GAAP measure. The aggregate of core business net loss ratio and non-core business net loss ratio is represented by net loss ratio, as set forth immediately above the non-GAAP measures.

BALANCE SHEET OVERVIEW

	March 31, 2024	December 31, 2023
Assets		
Total investments	185,909,331	174,632,828
Cash and cash equivalents	3,199,300	8,976,998
Premiums receivable, net	13,902,797	13,604,808
Reinsurance receivables, net	70,723,937	75,593,912
Deferred policy acquisition costs	19,427,151	19,802,564
Intangible assets	500,000	500,000
Property and equipment, net	9,340,159	9,395,697
Deferred income taxes, net	10,290,867	10,551,819
Other assets	4,999,181	4,574,584
Total assets	**$ 318,292,723**	**$ 317,633,210**
Liabilities		
Loss and loss adjustment expense reserves	$ 122,498,439	$ 121,817,862
Unearned premiums	104,949,777	105,621,538
Advance premiums	4,580,934	3,797,590
Reinsurance balances payable	10,797,386	12,837,140
Deferred ceding commission revenue	9,290,100	9,460,865
Accounts payable, accrued expenses and other liabilities	5,168,007	4,350,546
Debt, net	25,258,273	25,243,530
Total liabilities	**282,542,916**	**283,129,071**
Total stockholders' equity	**35,749,807**	**34,504,139**
Total liabilities and stockholders' equity	**$ 318,292,723**	**$ 317,633,210**

INVESTMENT PORTFOLIO *(as of 12/31/2023)*

Net Investment Income

$ in millions



$4.9
$6.0
2022
2023

Highlights

- Outsourced portfolio management
- High-quality portfolio provides consistent net investment income; 72% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries.
- Equity holdings, including preferred shares, fixed income ETFs, mutual funds and a hedge fund investment, increased in value by $1.5M in Q4.
- Average portfolio yield of 3.58%.
- Effective duration of 4.1 years.

Investment Portfolio



Corporate 43%
Common Stock & ETFs 2%
Preferred Stocks 7%
Gov't 8%
U.S. Treasuries 13%
RBS & Other 27%

Fixed Portfolio



BBB+ 10%
BBB 15%
≤ BBB- or Non Rated 3%
U.S. Treasuries 14%
A or Higher 58%

Average Yield



2.92%
3.20%
3.58%
2021
2022
2023

EXECUTIVE MANAGEMENT TEAM

Barry B. Goldstein - Executive Chairman

Meryl S. Golden - Chief Executive Officer

Jennifer Gravelle - Chief Financial Officer

Sarah Chen - Chief Actuary

Investor Relations Contact:
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

RAISED 2024 GUIDANCE

For 2024, the Company's full year expectations are as follows:

16.0% - 20.0%
Core Business direct written premium growth

86.0% to 90.0%
Combined ratio

$0.75 to $1.10
Earnings per share – basic*

22.0% to 30.0%
Return on equity

Previous (3/27/2024):

12.0% - 16.0%
Core Business direct written premium growth

88.0% to 92.0%
Combined ratio

$0.50 to $0.90
Earnings per share - diluted

15.0% to 22.0%
Return on equity

**The variance between net income per share – diluted and basic is immaterial. Previous guidance was presented on a diluted shares basis, while current guidance is presented on a basic shares basis.*

The guidance provided above is based on information available as of May 13, 2024, and management's review of the anticipated financial results for 2024. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 results and is a forward-looking statement (see "Forward-Looking Statements"). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in the press release accompanying this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

DEFINITIONS AND NON-GAAP MEASURES

__Direct premiums written__ represent the total premiums charged on policies issued by the Company during the respective fiscal period.
__Net premiums written__ are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.

__Adjusted EBITDA__ is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

__Operating income (loss) and basic operating income (loss) per share__ is net income (loss) and basic income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and basic net income (loss) per share are the GAAP measures most closely comparable to operating income (loss) and basic operating income (loss) per share.

Management uses operating income (loss) and basic operating income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating income (loss) and basic operating income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and basic net income (loss) per share and do not reflect the Company's overall profitability.

__Operating income (loss) and diluted operating income (loss) per share__ is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share are the GAAP measures most closely comparable to operating income (loss) and diluted operating income (loss) per share.

Management uses operating income (loss) and diluted operating income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating income (loss) and diluted operating income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share, and do not reflect the Company's overall profitability.

__Operating return on equity__ is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

__Underlying loss ratio__ is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio less the impacts of prior year loss reserve development and catastrophes losses.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

RECONCILIATION OF DIRECT PREMIUMS WRITTEN AND NET PREMIUMS WRITTEN TO NET PREMIUMS EARNED

	For the Three Months Ended March 31,		
	2024	2023	% Change
(000's except percentages)			
Direct and Net Premiums Written Reconciliation:			
Direct premiums written	$ 49,325	$ 47,597	3.6 %
Ceded premiums written[1]	(11,230)	(16,105)	(30.3)
Net premiums written	38,095	31,492	21.0
Change in unearned premiums	(9,275)	(3,237)	186.5
Net premiums earned	**$ 28,820**	**$ 28,255**	**2.0 %**

(Components may not sum due to rounding)

[1]Net written premiums balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

	For the Three Months Ended March 31,		
	2024	2023	% Change
(000's except percentages)			
Adjusted EBITDA Reconciliation:			
Net income (loss)	$ 1,427	$ (5,055)	NM %
Interest expense	994	1,010	(1.6)
Income tax expense (benefit)	378	(1,249)	NM
Depreciation and amortization	597	808	(26.1)
EBITDA	3,395	(4,486)	NM
Net realized gain on investments	(726)	(1,225)	(40.7)
Stock-based compensation	266	217	22.6
Adjusted EBITDA	$ 2,934	$ (5,494)	NM %

(Components may not sum due to rounding)

NET INCOME (LOSS) TO OPERATING INCOME (LOSS) AND BASIC INCOME (LOSS) PER SHARE TO BASIC OPERATING INCOME (LOSS) PER SHARE

	For the Three Months Ended							
	March 31, 2024				March 31, 2023			
		Amount		Basic income per common share		Amount		Basic loss per common share
(000's except per common share amounts and percentages)								
Operating Income (Loss) and Operating Income (Loss) per Basic Common Share Reconciliation:								
Net income (loss)	$	1,427	$	0.13	$	(5,055)	$	(0.47)
Net gain on investments		(726)				(1,225)		
Less tax expense on net gain		(152)				(257)		
Net gain on investments, net of taxes		(574)	$	(0.05)		(968)	$	(0.09)
Operating income (loss)	$	853	$	0.08	$	(6,022)	$	(0.56)
Weighted average basic shares outstanding		10,999,662				10,756,913		

(Components may not sum due to rounding)

NET INCOME (LOSS) TO OPERATING INCOME (LOSS) AND DILUTED INCOME (LOSS) PER SHARE TO DILUTED OPERATING INCOME (LOSS) PER SHARE

	For the Three Months Ended							
	March 31, 2024				March 31, 2023			
		Amount		Diluted income per common share		Amount		Diluted loss per common share
(000's except per common share amounts and percentages)								
Operating Income (Loss) and Operating Income (Loss) per Diluted Common Share Reconciliation:								
Net income (loss)	$	1,427	$	0.12	$	(5,055)	$	(0.47)
Net gain on investments		(726)				(1,225)		
Less tax expense on net gain		(152)				(257)		
Net gain on investments, net of taxes		(574)	$	(0.05)		(968)	$	0.09)
Operating income (loss)	$	853	$	0.07	$	(6,022)	$	(0.56)
Weighted average diluted shares outstanding		11,791,520				10,756,913		

(Components may not sum due to rounding)

RECONCILIATION OF NET INCOME (LOSS) TO OPERATING INCOME (LOSS) AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY

	For the Three Months Ended		
	March 31,		
	2024	2023	% Change
(000's except percentages)			
Net Operating Income (Loss) Reconciliation:			
Net income (loss)	$ 1,427	$ (5,055)	NM
Net gain on investments	(726)	(1,225)	40.7%
Less tax expense on net gain	(152)	(257)	40.9%
Net gain on investments, net of taxes	(574)	(968)	40.7%
Net operating income (loss)	$ 853	$ (6,022)	NM
Operating Return on Equity Reconciliation:			
Net income (loss)	$ 1,427	$ (5,055)	NM
Average equity	$ 35,127	$ 34,726	1.2%
Return on equity	4.1%	-14.6%	NM
Return on equity - annualized	16.2%	-58.2%	NM
Net gain on investments	$ (574)	$ (968)	40.7%
Average equity	$ 35,127	$ 34,726	1.2%
Effect of gain on investments, net of taxes, on return on equity	-1.6%	-2.8%	41.4%
Net operating income (loss)	$ 853	$ (6,023)	NM
Net operating income (loss) - annualized	$ 3,412	$ (24,092)	NM
Average equity	$ 35,127	$ 34,726	1.2%
Operating return on equity	2.4%	-17.3%	NM
Operating return on equity - annualized	9.7%	-69.4%	NM
(Components may not sum due to rounding)			

RECONCILIATION OF UNDERLYING LOSS RATIO TO NET LOSS RATIO

	For the Three Months Ended March 31,		
	2024	2023	Percentage Point Change
Underlying Loss Ratio Reconciliation:			
Underlying loss ratio	58.8%	75.4%	(16.6) pts
Effect of catastrophe losses	5.2%	13.2%	(8.0) pts
Effect of prior-year reserve development	(2.0)%	0.0%	(2.0) pts
Net loss ratio	62.0%	88.6%	(26.6) pts

(Components may not sum due to rounding)